                                                                   EXHIBIT 10.10


                                WARRANT AGREEMENT




THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY OR WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO COUNSEL TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.


                                                          Date:   March 22, 1999


                        INTERACTIVE PICTURES CORPORATION
                             a Tennessee corporation

                        PREFERRED STOCK PURCHASE WARRANT


         THIS CERTIFIES THAT, for value received, GE CAPITAL EQUITY INVESTMENTS, INC., a Delaware corporation (hereinafter together with its successors and assigns, the "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, to purchase from Interactive Pictures Corporation, a Tennessee corporation (the "Company"), that number of fully paid and nonassessable shares of the Company's Series D Preferred Stock at the purchase price per share as set forth in Section 1 below.

         This Warrant is issued in connection with the Marketing Agreement between the Holder and the Company dated as of the date hereof (the "Marketing Agreement").

                         TERMS AND CONDITIONS OF WARRANT

         1.       Number of Shares; Exercise Price; Term.

                  (a) The Holder shall be entitled to subscribe for and purchase 650,000 shares (the "Shares") of the fully paid and nonassessable Series D Preferred Stock, par value $0.001 per share ("Preferred Stock"), of the Company at an exercise price of $3.14 per share (the "Exercise Price"). The number of Shares issuable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment as hereinafter set forth.

                  (b) The Holder may exercise one-half of this Warrant immediately upon Development Completion of the Marketing Program and one-half immediately upon Execution Completion of the Marketing Program (as each term is defined in the Marketing Agreement) and at any time thereafter from time to time prior to the date that is three (3) years after Execution Completion of the Marketing Program (the "Expiration Date"). GE Capital and the Company shall execute and deliver a writing upon Execution Completion of the Marketing Program setting forth the Expiration Date. This Warrant shall expire and cease to be exercisable after the Expiration Date. Notwithstanding the foregoing, this Warrant shall expire upon and cease to be exercisable upon the consummation of the Company's initial public offering registered on Form S-1 (or substitute or successor form) at a public offering price (prior to underwriter commissions and expenses) equal to or exceeding $5.00 per share of Common Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares occurring after the date of filing of the Articles of Amendment to the Charter of the Corporation), and the aggregate proceeds to the Corporation (before deduction for underwriter commissions and expenses relating to the issuance, including without limitation fees of the Corporation's counsel) of which equal or exceed $20,000,000 (a "Qualified Public Offering"), but only if the Company has provided the Holder with at least thirty (30) days' prior written notice of the expected expiration hereof. In the event the Company shall consummate a Qualified Public Offering during the term of the Marketing Program and prior to its Development Completion or Execution Completion, then this Warrant shall become exercisable in full on the date immediately prior to consummation of the Qualified Public Offering.

         2.       Exercise of Warrant.

                  (a) This Warrant may be exercised by the Holder upon surrender of this Warrant to the Company at its principal executive office together with the Notice of Exercise and Investment Representation Statement annexed hereto as Exhibit A duly completed and executed by the Holder, and payment to the Company of the aggregate Exercise Price for the Shares to be purchased. The Holder shall pay the Exercise Price for the Shares (i) in cash or
(ii) by "cashless exercise", that is, the automatic application of shares of Preferred Stock received upon exercise of a portion of this Warrant (valued, for purposes of a cashless exercise, at Fair Market Value (defined in Section 2(d) below)) to satisfy the Exercise Price for additional portions of this Warrant so exercised. Certificates for the Shares so purchased shall be delivered to the Holder promptly after exercise of the stock purchase rights represented by this Warrant. The exercise of this Warrant shall be deemed to have been effected on the day on which the Holder surrenders this Warrant to the Company and satisfies all of the requirements of this Section 2. Upon such exercise, the Holder will be deemed a shareholder of record of those Shares for which the warrant has been exercised with all rights of a shareholder (including, without limitation, all voting rights with respect to such Shares and all rights to receive any dividends with respect to such Shares). If this Warrant is to be exercised in respect of less than all of the Shares covered hereby, the Holder shall be entitled to receive a new warrant covering the number of Shares in respect of which this Warrant shall not have been exercised and for which it remains subject to exercise. Such new warrant shall be in all other respects identical to this Warrant.

                  (b) The issuance of any shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the



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amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                  (c) Notwithstanding, and in addition to, the payment provisions set forth in Section 2(a) above, the Holder may elect to receive Shares equal to the value of this Warrant (or of any portion thereof remaining unexercised) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder that number of Shares computed using the following formula:

                           X     =      Y(A-B)
                                        ------
                                          A

         Where:            X     =      the number of Shares to be issued to the Holder;
                           Y     =      the number of Shares purchasable under this Warrant (at the date of such calculation);
                           A     =      the Fair Market Value of one Share; and
                           B     =      the Exercise Price (at the date of such calculation).

                  (d) For purposes of Section 2(a) and 2(c) above, the Fair Market Value of one Share shall mean that amount determined by the Board of Directors of the Company, acting in good faith, taking into consideration all factors it deems appropriate including, without limitation, recent sale and offer prices of the Capital Stock of the Company in private transactions negotiated at arm's length.

         3. Covenants of the Company. The Company covenants and agrees that all equity securities which may be issued upon the exercise of the rights represented by this Warrant, upon issuance and payment therefor in accordance herewith, will be duly authorized, validly issued, fully paid, and nonassessable shares of capital stock of the Company. The Company further covenants and agrees that, during the period within which the stock purchase rights represented by this Warrant may be exercised, the Company will at all times have duly authorized and duly reserved for issuance upon the exercise of the purchase rights evidenced by this Warrant a number of shares of its Capital Stock for which this Warrant is exercisable sufficient for such issuance.

         4.       Transfer, Exchange, or Loss of Warrant.

                  (a) This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. This Warrant may not be assigned or transferred except as provided in this Section 4 and in accordance with and subject to the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations promulgated thereunder (collectively, the "Securities Act"). Any purported transfer or assignment made other than in accordance with this Section 4 shall be null and void and of no force or effect.



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                  (b)      Prior to any transfer of this Warrant, other than in
an offering registered under the Securities Act, the Holder shall notify the Company of its intention to effect such transfer, indicating the circumstances of the proposed transfer and, upon request, furnish the Company with either an opinion of its counsel, in form and substance reasonably satisfactory to counsel for the Company, to the effect that the proposed transfer may be made without registration under the Securities Act or qualification under any applicable state securities laws or a "No Action" Letter from the Securities and Exchange Commission. The Company will promptly notify the Holder if the opinion of counsel furnished to the Company is reasonably satisfactory to counsel for the Company. Unless the Company notifies the Holder within ten (10) days after its receipt of such opinion that such opinion is not satisfactory to counsel for the Company, the Holder may proceed to effect the transfer. Notwithstanding the foregoing, the Holder may transfer this Warrant to any affiliate without being required to comply with the provisions of this paragraph (b).

                  (c) Unless a registration statement under the Securities Act is effective with respect to the Shares or any other security issued upon exercise of this Warrant, the certificate representing such Shares or other securities shall bear the following legend, in addition to any legend imposed by applicable state securities laws:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE BEEN ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT, AND THE SHARES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION, PURSUANT TO RULE 144, IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, OR ANOTHER AVAILABLE EXEMPTION UNDER THE SECURITIES ACT."

         "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER AND IS SUBJECT TO THE TERMS OF A VOTING AGREEMENT, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE COMPANY."

                  (d) Upon receipt by the Company of satisfactory evidence of loss, theft, destruction, or mutilation of this Warrant and of indemnity satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not the Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

         5. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which such holder would otherwise be entitled, such holder shall be entitled, at its option, to receive either (i) a cash payment equal to the excess of the Fair Market Value for such fractional share above the



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Exercise Price for such fractional share (as mutually determined by the Company and the Holder), or (ii) a whole share if the Holder tenders the Exercise Price for one whole share.

         6. No Rights as Shareholders. This Warrant does not entitle the holder hereof to any voting rights, dividend rights, or other rights as a shareholder of the Company prior to the exercise hereof.

         7. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday or a Sunday or a legal holiday.

         8. Adjustments. The Exercise Price per Share and the number of Shares purchasable hereunder shall be subject to adjustment from time to time as follows:

                  (a) Merger. If at any time there shall be a merger or consolidation of the Company with or into another corporation when the Company is not the surviving corporation, then, as a part of such merger or consolidation, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the same number and class of shares of stock or other securities or property of the successor corporation resulting from such merger or consolidation, to which a holder of the securities deliverable upon exercise of this Warrant would have been entitled in such merger or consolidation if this Warrant had been exercised immediately before such merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the merger or consolidation.

                  (b) Reclassification, etc. If the Company shall, at any time, by subdivision, combination, or reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, the Exercise Price shall be appropriately adjusted and this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change.

                  (c) Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, the Exercise Price shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination, and the number of shares of Preferred Stock or other securities issuable upon exercise of this Warrant shall also be proportionately adjusted so that the Holder shall be entitled to receive upon exercise of this Warrant the aggregate number and kind of shares which, if this Warrant had been exercised immediately prior to such event, he would have owned upon such exercise and been entitled to receive by virtue of such event.



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

         9. Notice of Adjustments; Notices. Whenever the Exercise Price or number of Shares issuable upon exercise hereof shall be adjusted pursuant to
Section 8 hereof, or whenever the Company shall propose to pay any dividend or make any distribution on shares of Preferred Stock in shares of Preferred Stock or make any other distribution to all holders of Preferred Stock, to issue any rights, warrants, or other securities to all holders of Preferred Stock entitling them to purchase any additional shares of Preferred Stock or any other rights, warrants, or other securities, to effect any liquidation, dissolution, or winding-up of the Company, or to take any other action which would cause an adjustment to the Exercise Price, the Company shall issue a written notice setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of Shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such notice to be mailed to the holder of this Warrant.

         10.      Miscellaneous.

                  (a) Successors and Assigns. This Warrant shall be binding upon any successors or assigns of the Company.

                  (b) Governing Law; Waiver of Jury Trial. This Warrant shall be governed in all respects by the laws of the State of New York in the United States of America without giving effect to the conflicts of laws principles thereof. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, FOR ANY ACTION, PROCEEDING OR INVESTIGATION IN ANY COURT OR BEFORE ANY GOVERNMENTAL AUTHORITY ("LITIGATION") ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), AND FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO ITS RESPECTIVE ADDRESS SET FORTH IN THIS AGREEMENT SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY LITIGATION BROUGHT AGAINST IT IN ANY SUCH COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, EACH OF THE COMPANY AND THE HOLDER WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORM IN RESPECT OF ANY ISSUE, CLAIM OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY OTHER AGREEMENT RELATED THERETO OR THE SUBJECT



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MATTER HEREOF OR THEREOF, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING
AND WHETHER IN CONTRACT, TORT OR OTHERWISE.

                  (c) Attorneys' Fees. In any litigation, arbitration, or court proceeding between the Company and the holder relating hereto, the prevailing party shall be entitled to reasonable attorneys' fees and expenses incurred in enforcing this Warrant.

                  (d) Amendments. This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Company and the Holder.

                  (e) Notice. Any notice, request, or other communication required or permitted hereunder shall be in writing and shall be given by personal delivery, sent by facsimile, or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier addressed (a) if to the Holder, at such Holder's address set forth in the Schedule of Purchasers to the Amended and Restated Stock Purchase Agreement, or (b) as to any subsequent Holder, the address of such Holder contained in the Company's Warrant Register, or (c) if to the Company, one copy should be sent to its offices and addressed to the attention of the President, or at such other address as the Company shall have furnished to the Holder.

                  (f) Investor Rights. All Shares issuable upon exercise of this Warrant are subject to the registration rights provisions of the Amended and Restated Rights Agreement dated March 22, 1999 (the "Rights Agreement"), as such agreement may be amended from time to time.

         IN WITNESS WHEREOF, the Company has caused this Preferred Stock Purchase Warrant to be executed by its officer thereunto duly authorized as of the date first above written.


                                       INTERACTIVE PICTURES CORPORATION


                               By: /s/ John J. Kalec
                                  ----------------------------------------------

                               Name: John J. Kalec
                                    --------------------------------------------

                               Title: Vice President and Chief Financial Officer
                                     -------------------------------------------



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

                                    EXHIBIT A

           Notice of Exercise and Investment Representation Statement

                             NOTICE OF EXERCISE AND
                       INVESTMENT REPRESENTATION STATEMENT

                        PREFERRED STOCK PURCHASE WARRANT


To:      Interactive Pictures Corporation

         1. The undersigned hereby elects to purchase ______________ shares of Series D Preferred Stock ("Stock") of Interactive Pictures Corporation (the "Company") pursuant to the terms of the attached Warrant, and tenders herewith payment of the aggregate exercise price therefor and any transfer taxes payable pursuant to the terms of the Warrant, together with this executed Notice of Exercise and Investment Representation Statement in form and substance reasonably satisfactory to legal counsel to the Company.

         2.       (a)      The undersigned is sufficiently aware of the
Company's business affairs and financial condition to reach an informed and knowledgeable decision to acquire the Stock. The shares of Stock to be received by the undersigned upon exercise of the Warrant are being acquired for its own account, not as a nominee or agent, and not with a view to resale or distribution of any part thereof, and the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same. The undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to the Stock. The undersigned believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Stock.

                  (b) The undersigned understands that the Stock has not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of its investment intent as expressed herein. In this connection, the undersigned understands that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if its representation was predicated solely upon a present intention to hold the Stock for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Stock, or for a period of one year or any other fixed period in the future.

                  (c) The undersigned further understands that the Stock must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available (such as Rule 144 under the Securities Act). In addition, the undersigned understands that the certificate evidencing the Stock may be imprinted with a legend which prohibits



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

the transfer of the Stock unless it is registered or such registration is not required in the opinion of counsel to the undersigned reasonably satisfactory to counsel for the Company.

                  (d) The undersigned is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including, among other things: (1) The availability of certain public information about the Company; (2) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years; (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker, as said term is defined under the Securities Exchange Act of 1934 (the "Exchange Act") and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable. There can be no assurances that the requirements of Rule 144 will be met, or that the Stock will ever be saleable.

                  (e) The undersigned further understands that at the time the undersigned wishes to sell the Stock there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the undersigned would be precluded from selling the Stock under Rule 144 even if the one-year minimum holding period had been satisfied.

                  (f) The undersigned further understands that in the event all of the applicable requirements of Rule 144 are not satisfied registration under the Securities Act, compliance with Regulation A, compliance with some other registration exemption or the notification to the Company of the proposed disposition by it and the furnishing to the Company of (i) detailed information regarding the disposition, and (ii) and opinion of its counsel to the effect that such disposition will not require registration (the undersigned understands such counsel's opinion shall concur with the opinion by counsel for the Company and the undersigned shall have been informed of such compliance) will be required and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

         3. Please issue a certificate or certificates representing said shares of Stock in the name of the undersigned:

                  Name:
                          ----------------------------------

                  Address:
                          ----------------------------------

                          ----------------------------------

                          ----------------------------------

         IN WITNESS WHEREOF, the Warrant Holder has executed this Notice of Exercise effective this _______ day of ___________, ____.


                                       WARRANT HOLDER



                                       By:
                                          --------------------------------------

                                       Name:
                                            ------------------------------------

                                       Title:
                                             -----------------------------------



                                      A-3